                                                                 Exhibit (d)(ii)


                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                       Effective Date
----                                                       --------------

Schwab International Index Fund                            July 21, 1993

Schwab Small-Cap Index Fund                                October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly              September 25, 1995
known as Schwab Asset Director -- High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly            September 25, 1995
known as Schwab Asset Director -- Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                  September 25, 1995
(formerly known as Schwab Asset

Director -- Conservative Growth Fund)

Schwab S&P 500 Fund                                        February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab          May 21, 1996
Analytics Fund)

Laudus International MarketMasters Fund (formerly          September 2, 1996
known as Schwab International MarketMasters Fund,
Schwab MarketManager International Portfolio and
Schwab OneSource Portfolios -- International)

Laudus U.S. MarketMasters Fund (formerly known as          October 13, 1996
Schwab U.S. MarketMasters Fund, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios -- Growth Allocation)

Laudus Balanced MarketMasters Fund (formerly known         October 13, 1996
as Schwab Balanced MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios -- Balanced Allocation)

Laudus Small-Cap MarketMasters Fund (formerly              August 3, 1997
known as Schwab Small-Cap MarketMasters Fund,
Schwab MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios -- Small Company)

Schwab Market Track All Equity Portfolio (formerly         April 16, 1998
known as Schwab Asset Director -- Aggressive Growth
Fund)

Schwab Institutional Select S&P 500 Fund (formerly         October 28, 1998
known as Institutional Select S&P 500 Fund)

Schwab Institutional Select Large-Cap Value Index          October 28, 1998
Fund (formerly known as Institutional Select Large-
Cap Value Index Fund)

                                                                 Exhibit (d)(ii)


Schwab Institutional Select Small-Cap Value Index          October 28, 1998
Fund (formerly known as Institutional Select
Small-Cap Value Index Fund)

Schwab Total Stock Market Index Fund                       April 15, 1999

Financial Services Focus Fund                              May 15, 2000

Health Care Focus Fund                                     May 15, 2000

Technology Focus Fund                                      May 15, 2000

Schwab Hedged Equity Fund                                  August 6, 2002

Schwab Small-Cap Equity Fund                               May 19, 2003

Schwab Dividend Equity Fund                                September 23, 2003

Schwab Premier Equity Fund                                 November 16, 2004

Schwab Target 2010 Fund                                    May 2, 2005

Schwab Target 2020 Fund                                    May 2, 2005

Schwab Target 2030 Fund                                    May 2, 2005

Schwab Target 2040 Fund                                    May 2, 2005

Schwab Retirement Fund                                     May 2, 2005


                              SCHWAB CAPITAL TRUST

                              By:  /s/ Stephen B. Ward
                                   -------------------------
                                       Stephen B. Ward,
                                       Senior Vice President
                                       and Chief Investment Officer

                              CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              By:  /s/ Evelyn Dilsaver
                                   -------------------------
                                       Evelyn Dilsaver,
                                       President and Chief Executive Officer

Dated as of May 20, 2005

                                                                 Exhibit (d)(ii)


                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              ADVISORY FEE SCHEDULE
           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS
       AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                    Fee
----                                    ---

Schwab International Index Fund         Forty-three one-hundredths of one
                                        percent (0.43%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million and thirty-eight one-hundredths
                                        of one percent (0.38%) of such net
                                        assets over $500 million

Schwab Small-Cap Index Fund             Thirty-three one-hundredths of one
                                        percent (0.33%) of the Fund's average
                                        daily net assets not in excess of
                                        $500 million and twenty-eight
                                        one-hundredths of one percent (0.28%)
                                        of such net assets over $500 million

Schwab MarketTrack Growth Portfolio     Forty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.44%) of the Fund's average
Director -- High Growth Fund)           daily net assets not in excess of
                                        $500 million, and thirty-nine one
                                        hundredths of one percent (0.39%) of
                                        such net assets over $500 million

Schwab MarketTrack Balanced Portfolio   Forty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.44%) of the Fund's average
Director -- Balanced Growth Fund)       daily net assets not in excess of
                                        $500 million, and thirty-nine one
                                        hundredths of one percent (0.39%) of
                                        such net assets over $500 million

Schwab MarketTrack Conservative         Forty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.44%) of the Fund's average
Asset Director -- Conservative Growth   daily net assets not in excess of
Fund)                                   $500 million, and thirty-nine one
                                        hundredths of one percent (0.39%) of
                                        such net assets over $500 million

                                                                 Exhibit (d)(ii)

Fund                                    Fee
----                                    ---

Schwab S&P 500 Fund                     Twenty one-hundredths of one percent
                                        (0.20%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million, and seventeen one-hundredths
                                        of one percent (0.17%) of such net
                                        assets over $500 million (as of
                                        February 28, 2005, fifteen
                                        one-hundredths of one percent (0.15%)
                                        of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        nine one-hundredths of one percent
                                        (0.09%) of such net assets over $500
                                        million but not in excess of $5
                                        billion; eight one-hundredths of one
                                        percent (0.08%) of the Fund's daily
                                        net assets over $5 billion but not in
                                        excess of $10 billion; and seven
                                        one-hundredths of one percent (0.07%)
                                        of such net assets over $10 billion)

Schwab Core Equity Fund (formerly       Fifty-four one-hundredths of one
known as Schwab Analytics Fund)         percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million, and forty nine-one-hundredths
                                        of one percent (0.49%) of such net
                                        assets over $500 million

Laudus International MarketMasters      One percent and forty one-hundredths
Fund (formerly known as Schwab          of one percent (1.40%) of the Fund's
International MarketMasters Fund,       average daily net assets (as of
Schwab MarketManager International      February 28, 2005, one percent and
Portfolio and Schwab OneSource          twenty-nine one-hundredths of one
Portfolios -- International)            percent (1.29%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; one percent and two hundred
                                        seventy-five one-thousandths of one
                                        percent (1.275%) of such net assets over $500 million but not in excess of $1 billion; and one percent and twenty-five one-hundredths of one percent (1.25%) of such net assets over $1 billion)

Laudus U.S. MarketMasters Fund          One percent (1.00%) of the Fund's
(formerly known as Schwab U.S.          average daily net assets (as of
MarketMasters Fund, Schwab              February 28, 2005, nine hundred
MarketManager Growth Portfolio and      twenty-five one-thousandths of one
Schwab OneSource Portfolios -- Growth   percent (0.925%) of the Fund's
Allocation)                             average daily net assets not in
                                        excess of $500 million; ninety-two
                                        one-hundredths of one percent (0.92%) of such net assets over $500 million but not in excess of $1 billion; and ninety-one one-hundredths of one percent
                                        (0.91%) of such net assets over $1
                                        billion)

                                                                 Exhibit (d)(ii)

Fund                                    Fee
----                                    ---

Laudus Balanced MarketMasters Fund      Eighty-five one-hundredths of one
(formerly known as Schwab Balanced      percent (0.85%) of the Fund's average
MarketMasters Fund, Schwab              daily net assets (as of February 28,
MarketManager Balanced Portfolio        and 2005, seven hundred seventy-five
Schwab OneSource Portfolios-Balanced    one-hundredths of one percent
Allocation)                             (0.775%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; seventy-five one-hundredths of
                                        one percent (0.75%) of such net assets
                                        over $500 million but not in excess of
                                        $1 billion; and seven hundred
                                        twenty-five one-thousandths of one
                                        percent (0.725%) of such net assets over $1 billion)

Laudus Small-Cap MarketMasters Fund     One percent and thirty one-hundredths
(formerly known as Schwab Small-Cap     of one percent (1.30%) of the Fund's
MarketMasters Fund, Schwab              average daily net assets (as of
MarketManager Small Cap Portfolio       February 28, 2005, one percent and
and Schwab OneSource Portfolios --      seventeen one-hundredths of one
Small Company)                          percent (1.17%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; one percent and thirteen
                                        one-hundredths of one percent (1.13%) of such net assets over $500 million but not in excess of $1 billion; and one percent and seven one-hundredths of one percent (1.07%) of such net assets over $1 billion)


Schwab Market Track All Equity          Forty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.44%) of the Fund's average
Asset Director -- Aggressive Growth     daily net assets not in excess of
Fund)                                   $500 million, and thirty-nine
                                        one-hundredths of one percent (0.39%)
                                        of such net assets over $500 million

Schwab Institutional Select S&P 500     Eighteen one-hundredths of one
Fund (formerly known as Institutional   percent (0.18%) of the Fund's average
Select S&P 500 Fund)                    daily net assets not in excess of $1
                                        billion; and fifteen one-hundredths of
                                        one percent (0.15%) of such net assets
                                        over $1 billion

Schwab Institutional Select Large-Cap   Twenty one-hundredths of one percent
Value Index Fund (formerly known as     (0.20%) of the Fund's average daily
Institutional Select Large-Cap Value    net assets not in excess of $1
Fund)                                   billion; and eighteen one-hundredths
                                        of one percent (0.18%) of such net
                                        assets over $1 billion

Schwab Institutional Select Small-Cap   Twenty-five one-hundredths of one
Value Index Fund (formerly known as     percent (0.25%) of the Fund's average
Institutional Select Small-Cap Value    daily net assets not in excess of $1
Fund)                                   billion; and twenty-three
                                        one-hundredths of one percent (0.23%)
                                        of such net assets over $1 billion

Schwab Total Stock Market Index Fund    Thirty one-hundredths of one percent
                                        (0.30%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        and twenty-two one-hundredths of one
                                        percent (0.22%) of such net assets over
                                        $500 million

                                                                 Exhibit (d)(ii)

Fund                                    Fee
----                                    ---

Schwab Financial Services Fund          Fifty-four one-hundredths of one
(formerly known as Financial Services   percent (0.54%) of the Fund's average
Focus Fund)                             daily net assets (as of February 28,
                                        2005, fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; five hundred fifteen
                                        one-thousandths of one percent (0.515%)
                                        of such net assets over $500 million but not in excess of $1 billion; and forty-nine one-hundredths of one percent
                                        (0.49%) of such net assets over $1
                                        billion)

Schwab Health Care Fund (formerly       Fifty-four one-hundredths of one
known as Health Care Focus Fund)        percent (0.54%) of the Fund's average
                                        daily net assets (as of February 28,
                                        2005, fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; five hundred fifteen
                                        one-thousandths of one percent (0.515%)
                                        of such net assets over $500 million but not in excess of $1 billion; and forty-nine one-hundredths of one percent
                                        (0.49%) of such net assets over $1
                                        billion)

Schwab Technology Fund (formerly known  Fifty-four one-hundredths of one
as Technology Focus Fund)               percent (0.54%) of the Fund's average
                                        daily net assets (as of February 28,
                                        2005, fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; five hundred fifteen
                                        one-thousandths of one percent (0.515%)
                                        of such daily net assets over $500
                                        million but not in excess of $1 billion;
                                        and forty-nine one-hundredths of one
                                        percent (0.49%) of such net assets over
                                        $1 billion)


Schwab Hedged Equity Fund               One percent and seventy-five
                                        one-hundredths of one percent (1.75%)
                                        of the Fund's average daily net
                                        assets (as of February 28, 2005, one
                                        percent and six hundred seventy-five
                                        one-thousandths of one percent
                                        (1.675%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; one percent and sixty-five
                                        one-hundredths of one percent (1.65%)
                                        of such net assets over $500 million
                                        but not in excess of $1 billion; one
                                        percent and sixty-three
                                        one-hundredths of one percent (1.63%)
                                        of such net assets over $1 billion)

                                                                 Exhibit (d)(ii)

Fund                                    Fee
----                                    ---

Schwab Small-Cap Equity Fund            One percent and five one-hundredths
                                        of one percent (1.05%) of the Fund's
                                        average daily net assets (as of
                                        February 28, 2005, nine hundred and
                                        seventy-five one-thousandths of one
                                        percent (0.975%) of the Fund's
                                        average daily net assets not in
                                        excess of $500 million; ninety-three
                                        one-hundredths of one percent (0.93%)
                                        of such net assets over $500 million
                                        but not in excess of $1 billion;
                                        ninety-one one-hundredths of one
                                        percent (0.91%) of such net assets
                                        over $1 billion)

Schwab Dividend Equity Fund             Eighty-five one-hundredths of one
                                        percent (0.85%) of the Fund's average
                                        daily net assets (as of February 28,
                                        2005, seven hundred and seventy-five
                                        one-thousandths of one percent
                                        (0.775%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; seventy-seven one-hundredths
                                        of one percent (0.77%) of such net
                                        assets over $500 million but not in
                                        excess of $1 billion; seventy-six
                                        one-hundredths of one percent (0.76%)
                                        of such net assets over $1 billion)

Schwab Premier Equity Fund              Ninety-one one-hundredths of one
                                        percent (0.91%) of the Fund's average
                                        daily net assets not in excess of
                                        $500 million; eight hundred and
                                        eighty-five one-thousandths of one
                                        percent (0.885%) of such net assets
                                        over $500 million but not in excess
                                        of $1 billion; eighty-six
                                        one-hundredths of one percent (0.86%)
                                        of such net assets over $1 billion

Schwab Target 2010 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets


Schwab Target 2020 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets


Schwab Target 2030 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets


Schwab Target 2040 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets


Schwab Retirement Fund                  Zero percent (0%) of the Fund's
                                        average daily net assets

                                                                 Exhibit (d)(ii)

                              SCHWAB CAPITAL TRUST

                              By:  /s/ Stephen B. Ward
                                   -------------------------
                                       Stephen B. Ward,
                                       Senior Vice President
                                       and Chief Investment Officer

                              CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              By:  /s/ Evelyn Dilsaver
                                   -------------------------
                                       Evelyn Dilsaver,
                                       President and Chief Executive Officer

Dated as of May 20, 2005